UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2024

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2024, Oramed Pharmaceuticals Inc. (the “Company”) appointed Mr. Yehuda Reznick to serve as a director, effective as of April 1, 2024, to fill an existing vacancy on the board of directors (the “Board”). Mr. Reznick was also appointed to serve as a member and chair of the audit committee of the Board, and Mr. Reznick was designated as the audit committee “financial expert”.

Yehuda Reznick, age 76, served as an audit partner at Kesselman & Kesselman CPA, a member of PricewaterhouseCoopers International Limited, from 1999 until 2014. Prior to joining Kesselman & Kesselman, he was a tax and audit partner at Shachak, Peer Reznick CPA for sixteen years. Mr. Reznick currently serves on the board of directors of Oravax Medical Inc., an affiliate of the Company. Since 2019, Mr. Reznick has also served on the board of directors of Hiron-Trade Investments & Industrial Buildings Ltd (TASE: HRON). Mr. Reznick previously served on the board of directors of Bonus Biogroup Ltd (OTC: BBIXF) from 2017 to 2023.

As remuneration for his service as a director, Mr. Reznick will receive the same fees as the Company’s other non-executive directors. Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Reznick and any other person pursuant to which he was elected as a director, and there are no transactions in which Mr. Reznick has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with Mr. Reznick’s appointment, the Company expects to enter into its standard indemnification agreement with Mr. Reznick, on substantially the same terms as the indemnification agreements previously entered into between the Company and each of its directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

March 18, 2024

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